Vaughan Nelson Select Fund

(the “Select Fund”)

Supplement dated September 12, 2019 to the Natixis Funds Statement of Additional Information, dated April 1, 2019, as may be revised or supplemented from time to time.

Effective immediately, the last sentence in the “Subadvisory Fees” sub-section of the “Fund Charges and Expenses” section is hereby amended and restated as follows:

For the services described in the subadvisory agreement, the Select Fund has agreed to pay Vaughan Nelson a subadvisory fee at the annual rate of 0.50% of the average daily net assets of the Select Fund.